Exhibit 10.10
MELLANOX TECHNOLOGIES, LTD.
GLOBAL SHARE INCENTIVE PLAN (2006)
     1. Name and Purpose.
          1.1 This plan, which has been adopted by the Board of Directors, and approved by the shareholders, of Mellanox Technologies, Ltd., as amended from time to time, shall be known as the Mellanox Technologies, Ltd. Global Share Incentive Plan (2006) (the “Plan”).
          1.2 The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers of the Company and its affiliates and subsidiaries, if any, and to promote the Company’s business by providing such individuals with opportunities to receive Awards pursuant to the Plan and to strengthen the sense of common interest between such individuals and the Company’s shareholders.
          1.3 Awards granted under the Plan to Service Providers in various jurisdictions may be subject to specific terms and conditions for such grants may be set forth in one or more separate appendix to the Plan, as may be approved by the Board of Directors of the Company from time to time.
     2. Definitions
          “Administrator” shall mean the Board of Directors or a Committee.
          “Appendix” shall mean any appendix to the Plan adopted by the Board of Directors containing country-specific or other special terms relating to Awards including grants of restricted stock and other equity-based Awards.
          “Award” shall mean a grant of Options, other equity-based awards granted in accordance with the provisions of an Appendix, including a Performance-Based Award, or other allotment of Shares hereunder. All Awards shall be confirmed by an Award Agreement, and subject to the terms and conditions of such Award Agreement.
          “Award Agreement” shall mean a written instrument setting forth the terms applicable to a particular Award.
          “Board of Directors” shall mean the board of directors of the Company.
          “Cause” shall have the meaning ascribed to such term or a similar term as set forth in the Participant’s employment agreement or the agreement governing the provision of services by a non-employee Service Provider, or, in the absence of such a definition: (i) conviction (or plea of nolo contendere) of any felony or crime involving moral turpitude or affecting the Company; (ii) repeated and unreasonable refusal to carry out a reasonable and lawful directive of the Company or of Participant’s supervisor which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) fraud or embezzlement of funds of the Company or its affiliates; (iv) any breach by a director of his / her fiduciary duties or duties of care towards the Company; and (v) any disclosure of confidential information of the Company or breach of any obligation not to compete with the Company or not to violate a restrictive covenant.

          “Change in Control” shall mean and includes each of the following:
               (a) A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed under the laws of any applicable jurisdiction) whereby any person or related group of persons (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
               (b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board of Directors together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Subsections (a) or (c) hereof) whose election by the Board of Directors or nomination for election by the Company’s shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
               (c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or shares of another entity, in each case other than a transaction:
                    (i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
                    (ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Subsection (c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
               (d) The Company’s shareholders approve a liquidation or dissolution of the Company.
          The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.
          “ Code ” shall mean the U.S. Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

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          “Committee” shall mean the compensation committee or other committee as may be appointed and maintained by the Board of Directors, in its discretion, to administer the Plan, to the extent permissible under applicable law, as amended from time to time.
          “Company” shall mean Mellanox Technologies, Ltd., an Israeli company, and its successors and assigns.
          “Companies Law” shall mean the Israeli Companies Law 5759-1999, as amended from time to time.
          “Consultant” shall mean any individual who (either directly or through his or her employer) is an advisor or consultant to the Company or any affiliate thereof.
          “Corporate Charter” shall mean the Articles of Association of the Company, and any subsequent amendments or replacements thereto.
          “Covered Employee” means an employee, including an officer, of the Company or any subsidiary thereof who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.
          “Disability” shall have the meaning ascribed to such term or a similar term in the Participant’s employment agreement (where applicable), or in the absence of such a definition, the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company because of the sickness or injury of the Participant for a consecutive period of 180 days.
          “Effective Date” shall have the meaning ascribed to it in Section 14.1 hereof.
          “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.
          “ Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.
          “Non-Employee Director” shall mean a member of the Board of Directors who is not an employee of the Company or any of its affiliates.
          “Options” shall mean options to purchase Shares awarded under the Plan.
          “Participant” shall mean a recipient of an Award hereunder who executes an Award Agreement.
          “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to this Plan, including pursuant to the provisions of an Appendix, but which is subject to the terms and conditions set forth in Section 10 hereof.
          “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals

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are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per Share, price per Share, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.
          “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
          “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.
          “Prior Plans” shall mean the Company 1999 United State Equity Incentive Plan, Company 1999 Israeli Share Option Plan and Company 2003 Israeli Share Option Plan.
          “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.
          “Service Provider” shall mean an employee, member of the Board of Directors, office holder or Consultant of the Company or any affiliate thereof.
          “Shares” shall mean Ordinary Shares, nominal value NIS 0.01 per share, of the Company.
     3. Administration of the Plan.
          3.1 The Plan shall be administered by the Administrator. If the Administrator is a Committee, such Committee shall consist of such number of members of the Board of Directors of the Company (not less than two in number), as may be determined from time to time by the Board of Directors. The Board of Directors shall appoint such members of the Committee, may from time to time remove members from, or add members to, the Committee, and shall fill vacancies in the Committee however caused.
          3.2 In order to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable

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rule or regulation, the Plan shall be administered jointly by the Board of Directors and a Committee consisting solely of two or more members of the Board of Directors each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a member of the Board of Directors who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act or any successor rule and an “independent director” under the NASDAQ rules (or other principal securities market on which Shares are traded). Without limiting the application of this Section 3.2, to the extent necessary to comply with the requirements of Section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act, Awards shall be granted by a Committee consisting of members who satisfy the requirements specified in the foregoing sentence and shall be ratified by the Board of Directors. Notwithstanding the foregoing, but subject to Section 4.1 hereof, the full Board of Directors, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to a member of the Board of Directors who is not an employee of the Company or any affiliate thereof, and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board of Directors. In its sole discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.
          3.3 The Committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall determine. Actions at a meeting of the Committee at which a majority of its members are present or acts approved in writing by all members of the Committee, shall be the valid acts of the Committee. The Committee shall appoint a Secretary, who shall keep records of its meetings and shall make such rules and regulations for the conduct of its business and the implementation of the Plan, as it shall deem advisable, subject to the directives of the Board of Directors and in accordance with applicable law.
          3.4 Subject to the general terms and conditions of the Plan, and in particular Section 3.5 below, the Administrator shall have full authority in its discretion, from time to time and at any time, to determine (i) eligible Participants, (ii) the number of Options or Shares to be covered by each Award, (iii) the time or times at which the Award shall be granted, (iv) the vesting schedule and other terms and conditions applying to Awards, (v) the form(s) of Award Agreements, and (vi) any other matter which is necessary or desirable for, or incidental to, the administration of the Plan. The Board of Directors may, in its sole discretion, delegate some or all of the powers listed above to the Committee, to the extent permitted by the Companies Law, its Corporate Charter or other applicable law, rules or regulations to which the Company is subject.
          3.5 In the event that the Administrator is a Committee, the Committee shall not be entitled to grant Options to the Participants (unless permitted to do so by the Companies Law). However, in the event that the Committee is authorized to do so by the Board of Directors, it may issue Shares underlying Options which have been granted by the Board of Directors and duly exercised pursuant to the provisions hereof, in accordance with Sections 112(a)(5) and 288 of the Companies Law.
          3.6 No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. Subject to the Company’s decision and to all approvals legally required, each member of the Board of Directors or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such

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member’s own willful misconduct or bad faith, to the fullest extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company’s Corporate Charter, any agreement, any vote of shareholders or disinterested directors, any insurance policy or otherwise.
          3.7 The interpretation and construction by the Administrator of any provision of the Plan or of any Option hereunder shall be final and conclusive. In the event that the Board of Directors appoints a Committee, the interpretation and construction by the Committee of any provision of the Plan or of any Option hereunder shall upon ratification by the Board of Directors, be final and conclusive unless otherwise determined by the Board of Directors. To avoid doubt, subject to Section 3.2 hereof, the Board of Directors may at any time exercise any powers of the Administrator, notwithstanding the fact that a Committee has been appointed.
          3.8 The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. Notwithstanding the foregoing, no action of the Administrator under this Section 3.8 shall reduce the rights of any Participant without the Participant’s consent.
          3.9 Without limiting the generality of the foregoing, the Administrator may adopt special Appendices and/or guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions, to comply with applicable laws, regulations, or accounting, listing or other rules with respect to such domestic or foreign jurisdictions.
     4. Eligible Participants.
          4.1 No Award may be granted pursuant to the Plan to any person serving as a member of the Committee or to any other member of the Board of Directors at the time of the grant, unless such grant is approved in the manner prescribed for the approval of compensation of directors under Section 273 of the Companies Law. To avoid doubt, such Awards require approval of the audit committee of the Board of Directors, the Board of Directors and the shareholders of the Company.
          4.2 Subject to the limitation set forth in Sub-section 4.1 above and any restriction imposed by applicable law, Awards may be granted to any Service Provider of the Company, whether or not the Service Provider is a member of the Board of Directors or a member of the board of directors of an affiliate of the Company. The grant of an Award to a Participant hereunder shall neither entitle such Participant to receive an additional Award or participate in other incentive plans of the Company, nor disqualify such Participant from receiving and additional Award or participating in other incentive plans of the Company.
     5. Reserved Shares.
          5.1 Subject to Section 12.1 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be the sum of (i) six

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million (6,000,000) Shares and (ii) any Shares which as of the Effective Date are available for issuance under the Prior Plans and which following the Effective Date are not issued under the Prior Plans (including Shares that that are subject to awards outstanding under the Prior Plans that expire, are cancelled or otherwise terminate unexercised, or Shares that otherwise would have reverted to the share reserve of the Prior Plans following the Effective Date). In addition, subject to Section 12.1 hereof, the aggregate number of Shares available for issuance under the Plan shall automatically increase each year during the term of the Plan commencing on the first day of the Company’s 2008 fiscal year by a number equal to the lesser of (i) two percent (2%) of the total number of Shares outstanding on a fully diluted basis on the date of the increase and (ii) 1,200,000 Shares. Notwithstanding the foregoing, the Board of Directors may act prior to the first day of any fiscal year to provide that there shall be no increase in the share reserve for such fiscal year or that the increase in the share reserve for such fiscal year shall be a lesser number of Shares than would otherwise occur pursuant to the preceding sentence. Anything to the contrary herein notwithstanding, the maximum aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan during the term of the Plan shall not exceed 27,079,533 Shares, subject to Section 12.1 hereof. Subject to Section 14.2 hereof, the Company shall determine the number of Shares reserved hereunder from time to time, and such number may be increased or decreased by the Company from time to time.
          5.2 Any Shares subject to an Award that shall for any reason terminate, expire or otherwise lapse shall again be available for grant as Awards under the Plan. Additionally, any Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any affiliate shall not be counted against Shares available for grant pursuant to this Plan. Any Shares that remain unissued and are not subject to Awards at the termination of the Plan shall cease to be reserved for purposes of the Plan. Until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan.
          5.3 Notwithstanding any provision in the Plan to the contrary, and subject to Section 12.1 hereof, the maximum number of Shares with respect to one or more Awards that may be granted to any one Participant during any calendar year (measured from the date of any grant) shall be four million (4,000,000) Shares.
     6. Award Agreement.
          6.1 The Board of Directors, and to the extent contemplated under Section 3.2 hereof, a Committee and the Board of Directors, in their discretion may award to Participants Awards available under the Plan. The terms of the Award will be set forth in the Award Agreement. The date of grant of each Award shall be the date specified by the Board of Directors, and the Committee, as applicable, at the time such award is made, or in the absence of such specification, the date of approval of the award by the Board of Directors, and the Committee, as applicable.
          6.2 The Award Agreement shall state, inter alia, the number of Options or Shares covered thereby, the type of Option or other Award, any special terms applying to such Award (if any), including the terms of any country-specific or other Appendix, as determined by the Board of Directors, and the Committee, as applicable.

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     7. Option Prices.
     The exercise price for each Share to be issued upon exercise of an Option shall be such price as is determined by the Board of Directors in its discretion, provided that the price per Share is not less than the nominal value of each Share, and subject to any further restrictions set forth in an applicable Appendix.
     8. Exercise Of Option.
          8.1 Options shall be exercisable pursuant to the terms under which they were awarded and subject to the terms and conditions of the Plan and any applicable Appendix, as specified in the Award Agreement.
          8.2 An Option, or any part thereof, shall be exercisable by the Participant’s signing and returning to the Company at its principal office (and to the Trustee, where applicable), a “Notice of Exercise” in such form and substance as may be prescribed by the Administrator from time to time, together with full payment for the Shares underlying such Option.
          8.3 Each payment for Shares under an Option shall be in respect of a whole number of Shares, shall be effected in (i) cash, (ii) by check payable to the order of the Company, (iii) Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) such other method of payment acceptable to the Company as determined by the Administrator, and shall be accompanied by a notice stating the number of Shares being paid for thereby.
          8.4 Until the Shares are issued (as evidenced by the appropriate entry in the share register of the Company or of a duly authorized transfer agent of the Company) a Participant shall have no right to vote or right to receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right the record date for which is prior to the date the Shares are issued, except as provided in Section 12.1 of the Plan.
          8.5 To the extent permitted by law, if the Shares are traded on a national securities exchange, NASDAQ or quoted on a national quotation system or otherwise publicly traded or quoted, payment for the Shares underlying an Option may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the exercise price (or the relevant portion thereof, as applicable) and any withholding taxes, or on such other terms and conditions as may be acceptable to the Administrator. No Shares shall be issued until payment therefor, as provided herein, has been made or provided for.
     9. Cancellation and Re-Grant of Options
          9.1 The Administrator shall have the authority to effect, at any time and from time to time, with the consent of a Participant whose rights are impaired or altered under an outstanding Option, a reduction of the exercise price per Share of Shares subject to an outstanding Option (a) to the then-current fair market value if the fair market value of the Shares has declined since the date the Option was granted, (b) pursuant to an option exchange program, including a

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program pursuant to which an outstanding Option is cancelled and any of the following is granted in substitution therefor (i) a new Option under the Plan or another equity plan of the Company covering the same or a different number of Shares, (ii) another Award, (iii) cash, or (iv) other valuable consideration (as determined by the Administrator, in its sole discretion), (c) pursuant to any other action that is treated as a repricing under Generally Accepted Accounting Principles.
          9.2 Shares subject to an Option canceled under this Section 9 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Section 5.2 hereof. The repricing of an Option under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to Section 5.2 hereof. The provisions of this Section 9.2 shall be applicable only to the extent required by Section 162(m) of the Code.
     10. Performance Based Awards
          10.1 Purpose. The purpose of this Section 10 is to provide the Committee the ability to qualify Awards other than Options and that are granted pursuant to this Plan as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Section 10 shall control over any contrary provision contained in this Plan or an Appendix; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 10.
          10.2 Applicability. This Section 10 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.
          10.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under this Plan, including under an Appendix, which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

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          10.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a subsidiary of the Company on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.
          10.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.
     11. Termination Of Relationship As Service Provider.
          11.1 Effect of Termination; Exercise After Termination. Unless otherwise determined by the Administrator, if a Participant ceases to be a Service Provider, such Participant may exercise any outstanding Options within such period of time as is specified in the Award Agreement or the Plan to the extent that the Options are vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If, on the date of termination, any Options or other Awards are unvested, the Shares covered by the unvested portion of the Option or other Award shall revert to the Plan. If, after termination, the Participant does not exercise the vested Options within the time specified in the Award Agreement or the Plan, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
     In the absence of a provision specifying otherwise in the relevant Award Agreement, then:
               (a) in the event that the Participant ceases to be a Service Provider for any reason other than termination for Cause as a result of the Participant’s death or Disability, the vested Options shall remain exercisable for a period of three (3) months from the effective date of termination of the Participant’s status as a Service Provider;
               (b) in the event that the Participant ceases to be a Service Provider for Cause, any outstanding unexercised Option (whether vested or unvested) will immediately expire and terminate, and the Participant shall not have any rights in connection with such Options.
               (c) in the event that the Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Option shall remain exercisable for twelve (12) months following the Participant’s date of termination for Disability.
               (d) in the event that the Participant dies while a Service Provider, the Option shall remain exercisable by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance for twelve (12) months following the Participant’s date of death.

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          11.2 Date of Termination. For purposes of the Plan and any Option or Option Agreement, the date of termination (whether for Cause or otherwise) shall be the effective date of termination of the Participant’s employment or engagement as a Service Provider.
          11.3 Leave of Absence. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. A Service Provider shall not cease to be considered as such in the case of any (a) leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, and its parent, subsidiary, affiliate, or any successor thereof; or (c) changes in status (employee to member of the Board of Directors, employee to Consultant, etc.), provided that such change does not affect the specific terms applying to the Service Provider’s Award.
     12. Change in Capital Structure.
     Upon the occurrence of any of the following described events, a Participant’s rights to purchase Shares under the Plan shall be adjusted as hereinafter provided:
          12.1 Adjustments.
               (a) In the event of any dividend or other distribution, reorganization, merger, consolidation, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares (other than an Equity Restructuring) occurs such that an adjustment is determined by the Administrator (in its sole and absolute discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust: (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 5; (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan.
               (b) In the event of any transaction or event described in Section 12.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
                    (i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.1(b), the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

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                    (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
                    (iii) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;
                    (iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
                    (v) To provide that the Award cannot vest, be exercised or become payable after such event.
               (c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.1(a) or 12.1(b) hereof:
                    (i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted. The adjustments provided under this Section 11.1(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.
                    (ii) The Administrator shall make such proportionate adjustment, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and type of securities that may be issued under the Plan (including, but not limited to, adjustment of the limitations in Section 5).
          12.2 Change in Control.
               (a) Anything to the contrary in Section 12.1 hereof notwithstanding, in the event of a Change in Control, the unexercised or restricted portion of each outstanding Award shall be assumed or an equivalent Award or right substituted, by the successor corporation or an affiliate of the successor corporation, as shall be determined by such entity, subject to the terms hereof. In the event that the successor corporation or a parent or subsidiary of the successor corporation does not provide for such an assumption or substitution of Awards (in circumstances in which the Company is not the successor entity), all Awards shall become exercisable in full and all forfeiture restrictions on such Awards shall lapse, provided that unless otherwise determined by the Administrator, the exercise of all Options that otherwise would not have been exercisable and the lapsing of all forfeiture restrictions that would not have otherwise lapsed in the absence of a Change in Control, shall be contingent upon the actual consummation of the Change in Control. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.
               (b) For the purposes of this Section 12.2, an Award shall be considered assumed if, following a Change in Control, the option confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the

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consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Shares of the Company for each Share held on the effective date of the Change in Control (and if holders were offered a choice of consideration, the type of consideration determined by the Administrator, at its sole discretion); provided, however, that if the consideration received in the Change in Control is not solely ordinary shares (or the equivalent) of the successor corporation or its direct or indirect parent, the Administrator may, with the consent of the successor corporation, provide for the per share consideration to be received upon the exercise of the Option or upon the lapsing of the forfeiture restrictions to be solely ordinary shares (or the equivalent) of the successor corporation or its direct or indirect parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control, as determined by the Administrator.
               (c) In the event that the Board of Directors determines in good faith that, in the context of a Change in Control, certain Options have no monetary value and thus do not entitle the holders of such Options to any consideration under the terms of the Change in Control, the Board of Directors may determine that such Options shall terminate effective as of the effective date of the Change in Control.
               (d) It is the intention that the Administrator’s authority to make determinations, adjustments and clarifications in connection with the treatment of Awards shall be interpreted as widely as possible, to allow the Administrator maximal power and flexibility to interpret and implement the provisions of the Plan in the event of Change in Control.
     13. Non-Transferability of Options, Other Awards and Shares.
          13.1 Except as may be permitted under an applicable Appendix, no Option or other Award may be transferred other than by will or by the laws of descent and distribution, and during the Participant’s lifetime an Option may be exercised only by such Participant.
          13.2 Except as may be permitted under an applicable Appendix, Shares for which full payment has not been made, may not be assigned, transferred, pledged or mortgaged, other than by will or laws of descent and distribution. For avoidance of doubt, the foregoing shall not be deemed to restrict the transfer of an Participant’s rights in respect of Options or Shares purchasable pursuant to the exercise thereof upon the death of such Participant to such Participant’s estate or other successors by operation of law or will, whose rights therein shall be governed by Section 11.1(d) hereof, and as may otherwise be determined by the Administrator.
     14. Term And Amendment Of The Plan.
          14.1 The Plan shall become effective as of the Effective Date. The Effective Date shall be the date immediately prior to the date that the Company’s Registration Statement on Form S-1 in connection with the initial public offering of the Shares is declared effective by the U.S. Securities and Exchange Commission, provided that the Plan has been approved by the Company’s shareholders prior to such date. The Plan shall expire on the date which is ten (10) years from the date of its adoption by the Board of Directors (except as to Options or other Awards outstanding on that date).
          14.2 Notwithstanding any other provision of the Plan, the Board of Directors (or a duly authorized Committee thereof) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, or

13

as contemplated in any Appendix, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval is required for any amendment to the Plan that (i) increases the number of Shares available under the Plan (other than any adjustment as provided by Section 12.1 hereof), or (ii) permits the Administrator to extend the exercise period for an Option beyond ten years from the date of grant; and provided further, however, that, except (x) to correct obvious drafting errors or as otherwise required by law or (y) as specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but except (x) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (y) as specifically provided herein, no such amendment or other action by the Administrator shall reduce the rights of any Participant without the Participant’s consent.
     15. Term Of Option.
     Anything herein to the contrary notwithstanding, but without derogating from the provisions of Section 11 hereof, if any Option, or any part thereof, has not been exercised and the Shares covered thereby not paid for within ten (10) years after the date on which the Option was granted, as set forth in the Award Agreement (or any other period set forth in the instrument granting such Option pursuant to Section 6 hereof), such Option, or such part thereof, and the right to acquire such Shares shall terminate, all interests and rights of the Participant in and to the same shall expire, and, in the event that in connection therewith any Shares are held in trust as aforesaid, such trust shall expire.
     16. Continuance Of Engagement.
     Neither the Plan nor any offer of Shares or Awards to a Participant shall impose any obligation on the Company or a related company thereof, to continue the employment or engagement of any Participant as a Service Provider, and nothing in the Plan or in any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve as a Service Provider of the Company or a related company thereof or restrict the right of the Company or a related company thereof to terminate such employment or engagement at any time.
     17. Governing Law.
     The Plan and all instruments issued thereunder or in connection therewith, shall be governed by, and interpreted in accordance with, the laws of the State of Israel.
     18. Application Of Funds.
     The proceeds received by the Company from the sale of Shares pursuant to Options granted under the Plan will be used for general corporate purposes of the Company or any related company thereof.
     19. Taxes.
          19.1 Any tax consequences arising from the grant, vesting or exercise of any Award, from the payment for Shares covered thereby, or from any other event or act (of the Company, and/or its affiliates, or the Participant), hereunder shall be borne solely by the Participant. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its affiliates and hold

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them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any of its affiliates may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Company or any of its affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Awards or Shares held by on behalf of the Participant to cover such liability, up to the amount required to satisfy minimum statutory withholding requirements. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.
          19.2 The receipt of an Award and/or the acquisition of Shares issued upon the exercise of the Options may result in tax consequences. The description of tax consequences set forth in the Plan or any Appendix hereto does not purport to be complete, up to date or to take into account any special circumstances relating to a Participant.
          19.3 THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING ANY AWARD IN LIGHT OF HIS OR HER PARTICULAR CIRCUMSTANCES.
     20. Conditions Upon Issuance Of Shares.
     Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     21. Miscellaneous.
     Whenever applicable in the Plan, the singular and the plural, and the masculine, feminine and neuter shall be freely interchangeable, as the context requires. The Section headings or titles shall not in any way control the construction of the language herein, such headings or titles having been inserted solely for the purpose of simplified reference. Words such as “herein”, “hereof”, “hereto”, “hereinafter”, “hereby”, and “hereinabove” when used in the Plan refer to the Plan as a whole, including any applicable Appendices, unless otherwise required by context.
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APPENDIX – ISRAELI TAXPAYERS
MELLANOX TECHNOLOGIES, LTD.
GLOBAL SHARE INCENTIVE PLAN (2006)
     1. Special Provisions for Israeli Tax Payers
          1.1 This Appendix (the “Appendix”) to the Mellanox Technologies, Ltd. Share Incentive Plan (2006) (the “Plan”) is effective as of the date the Plan becomes effective (the “Effective Date”).
          1.2 The provisions specified hereunder apply only to persons who are deemed to be residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Awards.
          1.3 This Appendix applies with respect to Awards granted as Options or Shares under the Plan. The purpose of this Appendix is to establish certain rules and limitations applicable to Options and Shares that may be granted or issued under the Plan from time to time, in compliance with the securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan. This Appendix is applicable only to grants made after the Effective Date. This Appendix complies with, and is subject to the ITO and Section 102.
          1.4 The Plan and this Appendix shall be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions of this Appendix shall govern.
     2. Definitions
Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix:
          “3(i) Option” means an Option which is subject to taxation pursuant to Section 3(i) of the ITO which has been granted to any person who is not an Eligible 102 Participant.
          “102 Capital Gains Track” means the tax alternative set forth in Section 102(b)(2) of the ITO pursuant to which income resulting from the sale of Shares derived from Options is taxed as a capital gain.
          “102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.
          “102 Ordinary Income Track” means the tax alternative set forth in Section 102(b)(1) of the ITO pursuant to which income resulting from the sale of Stock derived from Options is taxed as ordinary income.

          “102 Ordinary Income Track Grant” means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Ordinary Income Track.
          “102 Trustee Grant” means an Award of Options or Shares granted pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Participant, and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.
          “Affiliate” means any “employing company” within the meaning of Section 102(a) of the ITO.
          “Controlling Shareholder” as defined under Section 32(9) of the Ordinance, means an employee who prior to the grant or as a result of the exercise of any Option, holds or would hold, directly or indirectly, in his name or with a relative (as defined in the Ordinance) (i) 10% of the outstanding shares of the Company, (ii) 10% of the voting power of the Company, (iii) the right to hold or purchase 10% of the outstanding equity or voting power, (iv) the right to obtain 10% of the “profit” of the Company (as defined in the Ordinance), or (v) the right to appoint a director of the Company.
          “Election” means the Company’s choice of the type (as between capital gains track or ordinary income track) of 102 Trustee Grants it will make under the Plan, as filed with the ITA.
          “Eligible 102 Participant” means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, who is not a Controlling Shareholder.
          “Fair Market Value” shall mean with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant, the fair market value of the Shares at the date of grant shall be determined in accordancewith the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.
          “ITA” means the Israeli Tax Authorities.
          “ITO” means the Israeli Income Tax Ordinance (New Version) 1961 and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.
          “Non-Trustee Grant” means an Award granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

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          “Required Holding Period” means the requisite period prescribed by the ITO and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which Options or Shares granted by the Company must be held by the Trustee for the benefit of the person to whom it was granted.
          “Rules” means the Income Tax Rules (Tax benefits in Stock Issuance to Employees) 5763-2003.
          “Section 102” shall mean the provisions of Section 102 of the ITO, as amended from time to time, including by the Law Amending the Income Tax Ordinance (Number 132), 2002, effective as of January 1, 2003 and by the Law Amending the Income Tax Ordinance (Number 147), 2005.
          “Shares” means Ordinary Shares, nominal value NIS 0.01 per share, of the Company, including restricted or unrestricted Shares issued upon exercise of Options granted pursuant to the Plan and this Appendix.
          “Trustee” means a person or entity designated by the Board of Directors to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.
     3. Types of Awards and Section 102 Election
          3.1 Awards made pursuant to Section 102, whether as grants of Options or as issuances of Shares under the Plan, shall be made pursuant to either (a) Section 102(b)(2) of the ITO as 102 Capital Gains Track Grants or (b) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants. The Company’s Election regarding the type of 102 Trustee Grant it chooses to make shall be filed with the ITA. Once the Company has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the passage of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.
          3.2 Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Appendix. Participants who are not Eligible 102 Participants may be granted only 3(i) Options under this Appendix.
          3.3 No 102 Trustee Grants may be made effective pursuant to this Appendix until 30 days after the requisite filings required by the ITO and the Rules have been made with the ITA.
          3.4 The option agreement or documents evidencing the Options granted or Shares issued pursuant to the Plan and this Appendix shall indicate whether the grant is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Grant; and, if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.

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     4. Terms And Conditions Of 102 Trustee Options
          4.1 Each 102 Trustee Grant will be deemed granted on the date stated in a written notice by the Company, provided that on or before such date (i) the Company has provided such notice to the Trustee and (ii) the Participant has signed all documents required pursuant to this Section 4.
          4.2 Each 102 Trustee Grant granted to an Eligible 102 Participant and each certificate for shares of Stock acquired pursuant to the exercise of a Option or issued directly as Shares shall be issued to and registered in the name of a Trustee and shall be held in trust for the benefit of the Participant for the Required Holding Period. After termination of the Required Holding Period, the Trustee may release such Option and any such Shares, provided that (i) the Trustee has received an acknowledgment from the Israeli Income Tax Authority that the Eligible 102 Participant has paid any applicable tax due pursuant to the ITO or (ii) the Trustee and/or the Company or its Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any 102 Trustee Options or shares issued upon exercise of such Option prior to the full payment of the Eligible 102 Participant’s tax liabilities.
          4.3 Each 102 Trustee Grant (whether a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant, as applicable) shall be subject to the relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the 102 Trustee Option and shall prevail over any term contained in the Plan, this Appendix or any agreement that is not consistent therewith. Any provision of the ITO and any approvals by the Income Tax Commissioner not expressly specified in this ISOP or Option Agreement which are necessary to receive or maintain any tax benefit pursuant to the Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the Rules. Further, the Eligible 102 Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provision of any applicable law, and, particularly, Section 102.
          4.4 During the Required Holding Period, the Eligible 102 Participant shall not require the Trustee to release or sell the Options or Shares and other shares received subsequently following any realization of rights derived from Shares or Options (including stock dividends) to the Eligible 102 Participant or to a third party, unless permitted to do so by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the shares have been withheld for Transfer to the tax authorities and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, any applicable agreement and any applicable law. To avoid doubt such sale or release during the Required Holding Period will result in different tax ramifications to the

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Eligible 102 Participant under Section 102 of the ITO and the Rules and/or any other regulations or orders or procedures promulgated thereunder, which shall apply to and shall be borne solely by such Eligible 102 Participant.
          4.5 In the event a stock dividend is declared on Shares which derive from Awards granted as 102 Trustee Grants, such dividend shall also be subject to the provisions of this Section 4 and the Required Holding Period for such dividend shares shall be measured from the commencement of the Required Holding Period for the Options or Shares with respect to which the dividend was declared. In the event of a cash dividend on Shares, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant after deduction of taxes and mandatory payments in compliance with applicable withholding requirements.
          4.6 If an Option granted as a 102 Trustee Grant is exercised during the Required Holding Period, the Shares issued upon such exercise shall be issued in the name of the Trustee for the benefit of the Eligible 102 Participant. If such an Option is exercised after the Required Holding Period ends, the Shares issued upon such exercise shall, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee, or (ii) be transferred to the Eligible 102 Participant directly, provided that the Participant first complies with all applicable provisions of the Plan.
          4.7 For as long as Shares are registered in the name of the Trustee for the benefit of a Participant, the Trustee shall provide to the Participant prompt written notice of all shareholder meetings or other communications to shareholders of the Company received by the Trustee, and if so requested in writing by the Participant, the Trustee shall execute a proxy in a form acceptable to the Company to enable the Participant to vote such Shares.
     5. Assignability
     As long as Options or Shares are held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant over the shares are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.
     6. Tax Consequences
          6.1 Any tax consequences arising from the grant, vesting or exercise of any Award, from the payment for Shares covered thereby, or from any other event or act (of the Company, and/or its affiliates and/or the Trustee or the Participant), hereunder shall be borne solely by the Participant. The Company and/or its affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company an/or any of its affiliates and/or the Trustee may make such provisions and take such steps as it may deem necessary

5

or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Company or any of its affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Options or Shares held by on behalf of the Participant to cover such liability, up to the amount required to satisfy minimum statutory withholding requirements. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.
          6.2 With respect to Non-Trustee Grants, if the Participant ceases to be employed by the Company or any Affiliate, the Eligible 102 Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares to the satisfaction of the Company, all in accordance with the provisions of Section 102 of the ITO and the Rules.
     7. Governing Law and Jurisdiction
     Notwithstanding any other provision of the Plan, with respect to Participants subject to this Appendix, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel applicable to contracts made and to be performed therein.
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MELLANOX TECHNOLOGIES, LTD.
GLOBAL SHARE INCENTIVE PLAN (2006)
APPENDIX – ISRAELI TAXPAYERS
OPTION GRANT NOTICE AND OPTION AGREEMENT
Mellanox Technologies, Ltd., a corporation organized under the laws of the State of Israel (the “Company”), pursuant to its Global Share Incentive Plan (2006) and the Appendix thereto setting forth the additional terms applicable to Participants who are Israeli Taxpayers (collectively referred to as the “Plan,” except where the context otherwise requires), hereby grants to the holder listed below (“Participant”), an option to purchase the number of ordinary shares of the Company (“Shares”), set forth below (the “Option”). This Option is subject to all of the terms and conditions set forth herein and in the Option Agreement attached hereto as Exhibit A (the “Option Agreement”), and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Option Agreement.

Participant:

Grant Date:

Vesting Commencement Date:

Total Exercise Price:	$

Total Number of Shares Subject to the Option:	Shares

Expiration Date:

Type of Option:	102 Capital Gains Track Option

Vesting Schedule:	The Option shall vest with respect to twenty-five percent (25%) of the total number of Shares subject to the Option on the first anniversary of the Vesting Commencement Date, and with respect to an additional 1/48th of the total number of Shares subject to the Option on the corresponding day of each consecutive month measured from the first anniversary of the Vesting Commencement Date (or on the last day of a month, to the extent such month does not have the corresponding day), subject to Participant’s continued status as a Service Provider on each applicable vesting date, such that all Shares subject to the Option shall be fully vested on the fourth anniversary of the Vesting Commencement Date.

By his or her signature, the Participant agrees to be bound by the terms and conditions of the Plan (including the Appendix for Israeli Taxpayers), the Option Agreement and this Grant Notice. The Participant has reviewed the Option Agreement, the Plan, and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Option Agreement, and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, or relating to the Option.
Participant and the Company further agree that the Options are granted under and governed by Section 102(b)(2) of the Income Tax Ordinance (New Version) – 1961 and the Rules promulgated in connection therewith and the Trust Agreement, a copy of which has been provided to Participant or made available for his/her review. Furthermore, by Participant’s signature below, Participant agrees that the Options will be issued to the Trustee to hold on Participant’s behalf, pursuant to the terms of the ITO, the Rules and the Trust Agreement. Participant confirms that he is familiar with the terms and provisions of Section 102 of the ITO, particularly the Capital Gains Track described in subsection (b)(2) thereof, and agrees that he will not require the Trustee to release the Options or Shares to him, or to sell the Options or Shares to a third party, during the Required Holding Period, unless permitted to do so by applicable law.

MELLANOX TECHNOLOGIES, LTD.	PARTICIPANT

By:	By:

Print Name:	Print Name:

Title:

Address:	Address:

EXHIBIT A
TO OPTION GRANT NOTICE
OPTION AGREEMENT
FOR OPTIONS GRANTED UNDER SECTION 102(b)(2)
OF THE ISRAELI INCOME TAX ORDINANCE
TO EMPLOYEES, OFFICERS OR DIRECTORS
AS 102 CAPITAL GAINS TRACK OPTIONS
     Pursuant to the Option Grant Notice (the “Grant Notice”) to which this Option Agreement (this “Agreement”) is attached, Mellanox Technologies, Ltd., a corporation organized under the laws of the State of Israel (the “Company”), has granted to the Participant an option under the Company’s Global Share Incentive Plan (2006) and the Appendix thereto setting forth the additional terms applicable to Participants who are Israeli Taxpayers (collectively referred to herein as the “Plan,” unless context otherwise requires) to purchase the number of Shares indicated in the Grant Notice.
     Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same meanings as ascribed to them in the Plan.
1. Grant of Options.
     The Board of Directors hereby grants to the Participant, Options to purchase the number of Shares set forth in the Grant Notice, at the exercise price per Share set forth in the Grant Notice (the “Exercise Price”), and subject to the terms and conditions of Section 102(b)(2) of the Income Tax Ordinance (New Version) — 1961, the Plan, which is incorporated herein by reference, and the Trust Agreement, entered into between the Company and ESOP Trust Company (the “Trustee”). The Options are granted as a 102 Capital Gains Track Grant. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail. However, the Grant Notice sets out specific terms for the Participant hereunder, and will prevail over more general terms in the Plan and/or this Agreement, if any, or in the event of a conflict between them.
2. Issuance of Options.
          2.1 The Options will be registered in the name of the Trustee as required by law to qualify under Section 102, for the benefit of the Participant. Participant shall comply with the ITO, the Rules, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee.
          2.2 The Trustee will hold the Options or the Shares to be issued upon exercise of the Options for the Required Holding Period, as set forth in the Plan.
          2.3 The Participant hereby undertakes to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation to the Plan, or any Option or Share granted to him thereunder.

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          2.4 The Participant hereby confirms that he shall execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the ITO and particularly the Rules.
3. Non-Transferability of Options.
     The Options may not be transferred in any manner other than by will or the laws of descent or distribution and may be exercised during the lifetime of the Participant, by the Participant only. The transfer of the Options is further limited as set forth in the Plan.
4. Period of Exercise.
          4.1 Term of Options. The Options may be exercised in whole or in part once vested at any time for a period of ten (10) years from the Grant Date, as set forth in the Grant Notice (the “Grant Date”), subject to Section 4.2 below. The Grant Date, the dates at which the Options vest and the dates at which they are exercisable are set out in the Grant Notice.
          4.2 Termination of Options. Options shall terminate as set forth in the Plan. Options may be exercised following termination of Participant’s relation as a Service Provider solely in accordance with the provisions of Section 10 of the Plan, unless otherwise explicitly stated in the Grant Notice.
5. Exercise of Option.
          5.1 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable in accordance with the terms of the Plan:
               (a) A “Notice of Exercise,” in the form attached hereto as Annex A, or in such other form as the Administrator and /or the Trustee may from time to time prescribe, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator;
               (b) The receipt by the Company of full payment for the Shares with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 5.3 hereof;
               (c) Any other written representations as may be required in the Administrator’s reasonable discretion to evidence compliance with the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any other applicable law rule, or regulation; and

A-2

               (d) In the event the Option or portion thereof shall be exercised by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option.
     Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.
          5.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable in accordance with its terms.
          5.3 Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Participant:
               (a) Cash;
               (b) Check;
               (c) With the consent of the Administrator, delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or
               (d) With the consent of the Administrator, property of any kind which constitutes good and valuable consideration.
          5.4 Execution of Additional Documents. In order to issue Shares upon the exercise of any of the Options, the Participant hereby agrees to sign any and all documents required by law and/or the Company’s Corporate Charter and/or the Trustee.
          5.5 No Recision. After a Notice of Exercise has been delivered to the Company it may not be rescinded or revised by the Participant.
          5.6 Notice to Trustee. The Company will notify the Trustee of any exercise of Options as set forth in the Notice of Exercise. If such notification is delivered during the Required Holding Period, the Shares issued upon the exercise of the Options shall be issued in the name of the Trustee, and held in trust on the Participant’s behalf by the Trustee. In the event that such notification is delivered after the end of the Required Holding Period, the Shares issued upon the exercise of the Options shall either (i) be issued in the name of the Trustee, subject to the Trustee’s prior written consent, or (ii) be transferred to the Participant directly, provided that the Participant first complies with the provisions of Section 7 below. In the event that the Participant elects to have the Shares transferred to the Participant without selling such Shares, the Participant shall become liable to pay taxes immediately in accordance with the provisions of the ITO.

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          5.7 Conditions to Issuance of Share Certificates. The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:
          (a) The admission of such Shares to listing on all stock exchanges on which such Shares are then listed;
          (b) The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the U.S. Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;
          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;
          (d) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 5.3 hereof; and
          (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.
          5.8 Rights as Shareholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any Shares purchasable upon the exercise of any part of the Option unless and until such Shares shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12.1 of the Plan.
6. Taxes.
          6.1 Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby, or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Participant) relating to the Options or Shares issued upon exercise thereof, shall be borne solely by the Participant, with the exception of taxes imposed upon the Company or its Affiliate by law, such as the employer’s component of payments to the National Insurance Institute. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant agrees to indemnify the Company and/or its Affiliates and/or

A-4

the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant for which the Participant is responsible. The Company or any of its Affiliates and the Trustee may make such provisions and take such steps as it/they may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Options granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring a Participant to pay to the Company or any of its Affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Options or Shares held by on behalf of the Participant to cover such liability up to the amount required to satisfy minimum statutory withholding requirements. In addition, the Participant will be required to pay any amount that exceeds the tax to be withheld and transferred to the tax authorities, pursuant to applicable Israeli tax regulations.
          6.2 THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THE OPTIONS.
7. Adjustments upon Certain Transactions
In the event of a Transaction, the provisions of Section 12.2 of the Plan will apply, unless otherwise explicitly provided in the Grant Notice.
8. Miscellaneous.
          8.1 Continuance of Employment. Participant acknowledges and agrees that the vesting of Shares pursuant to the vesting schedule hereof is earned only by continuing as a Service Provider at the will of the Company (or its Affiliate) (not through the act of being hired, being granted this Option or acquiring Shares hereunder). Participant further acknowledges and agrees that in the event that Participant ceases to be a Service Provider, the unvested portion of his Options shall not vest and shall not become exercisable. Participant further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, shall not interfere in any way with Participant’s right or the right of the Company or its Affiliate to terminate Participant’s relationship as a Service Provider at any time, with or without cause, and shall not constitute an express or implied promise or obligation of the Company to grant additional Options to Participant in the future.
          8.2 Governing Law. The laws of the State of Israel shall govern the interpretation, validity, administration, enforcement and performance of the terms of this

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Agreement regardless of the law that might be applied under principles of conflicts of laws.
          8.3 Entire Agreement. This Agreement, together with the Grant Notice, the Plan and the Trust Agreement, constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement, the Grant Notice or the Plan.
          8.4 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 3 hereof, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
          8.5 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Committee or the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option.
          8.6 Adjustments. The Participant acknowledges that the Option is subject to modification and termination in certain events as provided in this Agreement and Section 12 of the Plan.
          8.7 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice. By a notice given pursuant to this Section 8.7, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option by written notice under this Section 8.7. Any notice shall be deemed duly given when sent via e-mail or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by The Israel Post Authority.
          8.8 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

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          8.9 Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the U.S. Securities and Exchange Commission thereunder, Israel and state securities laws and regulations. Notwithstanding anything herein to the contrary, and the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
          8.10 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
          8.11 Amendments, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall reduce the rights of a Participant with respect to the Option without the prior written consent of the Participant.
*   *   *

A-7

By the signature of the Participant and the signature of the Company’s representative below, Participant and the Company agree that the Options are granted under and governed by (i) this Agreement, (ii) the Plan (including the Appendix for Israeli Taxpayers), a copy of which has been provided to Participant or made available for his/her review, (iii) Section 102(b)(2) of the Income Tax Ordinance (New Version) – 1961 and the Rules promulgated in connection therewith, and (iv) the Trust Agreement, a copy of which has been provided to Participant or made available for his/her review. Furthermore, by Participant’s signature below, Participant agrees that the Options will be issued to the Trustee to hold on Participant’s behalf, pursuant to the terms of the ITO, the Rules and the Trust Agreement.
In addition, by his signature below, Participant confirms that he is familiar with the terms and provisions of Section 102 of the ITO, particularly the Capital Gains Track described in subsection (b)(2) thereof, and agrees that he will not require the Trustee to release the Options or Shares to him, or to sell the Options or Shares to a third party, during the Required Holding Period, unless permitted to do so by applicable law.
     In Witness Whereof, the Company has caused this Agreement to be executed by its duly authorized officer and the Participant has executed this Agreement as of the Grant Date.

Mellanox Technologies, Ltd.	Participant

By:

Name:
Title:

A-8

ANNEX A
EXERCISE NOTICE
Mellanox Technologies Ltd.
Attention: [Chief Financial Officer]
     1. Option. I have been granted options (the “Option”) to purchase ordinary shares (the “Shares”) of Mellanox Technologies Ltd. (the “Company”) pursuant to the Company’s Global Share Incentive Plan (2006) and the Appendix thereto for Israeli Taxpayers (the “Plan”), the Grant Notice (the “Notice”) and Option Agreement (the “Option Agreement”), as follows:

Date of Option Grant:

Number of Option Shares:

Exercise Price Per Share:	US$
     2. Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares in accordance with the Notice and the Option Agreement:

Total Shares Purchased:

Total Exercise Price (Total Shares X Price Per Share):	US$
     3. Payments. Enclosed is the payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

Cash:	US$/NIS

Check:	US$/NIS
Circle the appropriate currency of actual payment
     4. Tax Withholding. The Participant explicitly acknowledges Section 6 of the Option Agreement, with respect to its bearing of any tax consequences in connection to the Option, and the exercise thereof, and without limitation hereby authorizes payroll withholding and otherwise will make adequate provision for all appliable tax withholding

ANNEX-1

obligations of the Company, if any, in connection with the Option, all as more completely described in the Plan and the Option Agreement.
     5. Participant Information.
     Participant’s address is:
     Participant’s ID Number is:
     6. Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Plan and the Option Agreement and the Trust Agreement between the Company and the Trustee, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.
I ACKNOWLEDGE THAT THE TRANSFER OF THE SHARES IS ALSO SUBJECT TO THE APPLICABLE RESTRICTIONS PROVIDED BY THE PLAN, AND PARTICULARLY THOSE RESTRICTIONS IMPOSED IN THE FRAMEWORK OF AMENDED SECTION 102(B)(2) OF THE ISRAELI TAX ORDINANCE.
     I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Grant Notice and the Option Agreement, copies of which I have received and carefully read and understand.

Very truly yours,

(Signature)

Print Name

Dated:

Receipt of the above is hereby acknowledged. MELLANOX TECHNOLOGIES LTD.

By:

Title:

Dated:

ANNEX-2

APPENDIX – U.S. TAXPAYERS
MELLANOX TECHNOLOGIES, LTD.
GLOBAL SHARE INCENTIVE PLAN (2006)
     1. Special Provisions for Persons who are U.S. Taxpayers.
          1.1 This Appendix (the “Appendix”) to the Mellanox Technologies, Ltd. Global Share Incentive Plan (2006) (the “Plan”) is effective as of the date that the Plan becomes effective (the “Effective Date”).
          1.2 The provisions specified hereunder apply only to persons who are subject to U.S. federal income tax (any such person, a “U.S. Taxpayer”).
          1.3 This Appendix applies with respect to Awards granted under the Plan. The purpose of this Appendix is to establish certain rules and limitations applicable to Awards that may be granted or issued under the Plan from time to time, in compliance with applicable tax, securities and other applicable laws currently in force. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan (including, without limitation, its provisions regarding adjustments). This Appendix is applicable only to grants made after the Effective Date.
          1.4 The Plan and this Appendix shall be read together. In any case of an irreconcilable contradiction (as determined by the Administrator) between the provisions of this Appendix and the Plan, the provisions of the Plan shall govern unless expressly stated otherwise in this Appendix.
          1.5 The Plan and this Appendix shall be submitted to the Company’s shareholders for approval within twelve (12) months after the Effective Date.
     2. Definitions.
     Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix:
          “Award” means an Option, a Restricted Stock award, a Restricted Stock Unit award or other equity-based awards granted to a Participant pursuant to this Appendix and the Plan, or other allotment of Shares under the Plan and this Appendix.
          “Disability” means, with respect to Incentive Stock Options, a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.
          “Fair Market Value” means, for purposes of this Appendix, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, (a) if the Shares are listed on any established stock exchange or a national market system, the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (b) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the closing bid and asked prices for the Shares on such date, or if no closing bid and asked prices were reported for such date, the date immediately prior to such date during which closing bid and asked prices were quoted for the Shares, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (c) in the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Administrator. Notwithstanding any provision herein to the contrary, with respect to Non-Qualified Stock Options, the “Fair Market Value” of the Shares shall be determined in a manner that satisfies the applicable requirements of Code Section 409A, and with respect to Incentive Stock Options, such Fair Market Value shall be determined in a manner that satisfies the applicable requirements of Code Section 422, and subject to Code Section 422(c)(7).
          “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or in Section A(1)(a)(5) of the general instructions of Form S-8, as applicable.
          “Incentive Stock Option” means any Option awarded to an eligible Participant under the Plan and this Appendix intended to be and designated in the Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code.
          “Non-Qualified Stock Option” means any Option awarded under this Plan that is not an Incentive Stock Option.
          “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
          “Restricted Stock” means Shares awarded to a Participant pursuant to Section 6 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.
          “Restricted Stock Unit” means an Award granted pursuant to Section 7 hereof.
          “Securities Act” means the U.S. Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2

          “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
          “Ten Percent Shareholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of shares of the Company, its Subsidiaries or its Parent.
     3. Shares Reserved under Appendix for Incentive Stock Options.
     The maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options is 27,079,533 Shares, and such reserve of Shares for grants of Incentive Stock Options shall not be increased without the approval of the shareholders of the Company as required pursuant to Section 421 et seq. of the Code. The number of Shares stated in this Section 3 shall be subject to adjustment as provided in Section 12.1 of the Plan. To the extent that an Incentive Stock Option terminates, expires, or lapses for any reason, any Shares subject to the Award shall again be available for the grant of an Incentive Stock Option pursuant to the Plan and this Appendix. Additionally, any Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Incentive Stock shall again be available for the grant of an Incentive Stock Option pursuant to the Plan and this Appendix. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any affiliate shall not be counted against Shares available for grant as Incentive Stock Options pursuant to the Plan and this Appendix. Notwithstanding the provisions of this Section 3 hereof, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
     4. Grants of Options.
          4.1 Generally. The Administrator shall have full authority to grant Options to Service Providers pursuant to the terms of this Appendix and the Plan. All Options shall be granted by, confirmed by, and subject to the terms of, an Award Agreement to be executed by the Company and the Participant. In particular, the Administrator shall have the authority to determine whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option.
          4.2 Eligibility. All Service Providers are eligible to be granted Non-Qualified Stock Options under this Appendix, and only employees of the Company, a Subsidiary or a Parent are eligible to be granted Incentive Stock Options under this Appendix, if so employed on the grant date of such Incentive Stock Option, although it is anticipated that grants hereunder will be granted solely or primarily to U.S. Taxpayers. Eligibility for the grant of an Option and actual participation in this Appendix and the Plan shall be determined by the Administrator in its sole discretion. Notwithstanding anything in this Section 4.2 to the contrary, Consultants who are not natural persons that provide bona fide services to the Company, a Subsidiary or a Parent, and Consultants

3

who provide services in connection with the offer or sale of securities in a capital raising transaction shall not be eligible to be granted Options under this Appendix.
     5. Special Terms for Incentive Stock Options.
          5.1 Disqualification. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.
          5.2 Exercise Price. The exercise price per Share subject to an Incentive Stock Option shall be determined by the Administrator at the time of grant of such Incentive Stock Option; provided that the per share exercise price of an Option shall not be less than 100% of the Fair Market Value of the Share at the time of grant of such Incentive Stock Option; and provided, further, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price per Share shall be no less than 110% of the Fair Market Value of the Share at the time of the grant of such Incentive Stock Option.
          5.3 Option Term. The term of each Incentive Stock Option shall be fixed by the Administrator; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date such Incentive Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five years.
          5.4 Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options. In addition, if an employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by Section 422 of the Code), such Incentive Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Appendix not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Administrator may amend this Appendix accordingly, without the necessity of obtaining the approval of the shareholders of the Company, unless required by applicable law.
          5.5 Effect of Termination. Notwithstanding anything to the contrary in the Plan or this Appendix, and in the absence of a provision specifying otherwise in the relevant Award Agreement, then with respect to Incentive Stock Options, the following provisions must be met on order for the Award to qualify as an Incentive Stock Option under the Code:

4

               (a) in the event that the Participant ceases to be an employee of the Company or any Subsidiary or Parent for any reason other than the Participant’s death or Disability, the vested Options must be exercised within three (3) months from the effective date of termination of the Participant’s employment with the Company, any Subsidiary or Parent;
               (b) in the event that the Participant’s employment with the Company, a Subsidiary or Parent terminates as a result of the Participant’s death or Disability, the Option must be exercised within twelve (12) months following the Participant’s date of termination for death or Disability.
To avoid doubt, the provisions of Section 11 of the Plan shall remain in full force and effect and apply to Awards granted as Incentive Stock Options. The restrictions set forth above represent special additional limitations that apply to qualify as Incentive Stock Options under the provisions of the Code. To avoid doubt, a Participant may choose to exercise Options in accordance with the terms of Section 11 of the Plan and the relevant Award Agreement, and not in compliance with the provisions of the Code relating to “incentive stock options”. In that case such Option will not qualify as an Incentive Stock Option and will be treated as a Non- Qualified Stock Option.
          5.6 Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such Shares to the Participant.
          5.7 Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.
     6. Special Terms for Restricted Stock.
          6.1 Grant of Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.
          6.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.
          6.3 Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon termination of employment or status of Service Provider during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions

5

or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
          6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.
          6.5 Taxes. In accordance with the terms of the Code, a Participant shall be responsible for payment of all taxes incurred in connection with the grant of Restricted Stock. Accordingly, upon the vesting of Restricted Stock, a Participant shall make provision for the payment of all required withholding to the Company in accordance with Section 19.1 of the Plan.
     7. Restricted Stock Units.
     The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant or record as issued to the Participant in the books of the Company (or, if applicable, its transfer agent or stock plan administrator) one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.
     8. Amendment of Appendix and Individual Awards.
          8.1 This Appendix may be amended or terminated in accordance with the terms governing the amendment or termination of the Plan; provided, however, that without the approval of the shareholders of the Company entitled to vote in accordance with applicable law, no amendment may be made that would: (i) increase the aggregate number of Shares that may be issued under this Appendix; (ii) change the classification of individuals eligible to receive Incentive Stock Options under this Appendix; (iii) decrease the minimum exercise price of any Option below the amounts specified herein; (iv) extend the term of the Plan under Section 14.1 of the Plan or the maximum Option period under Section 5.3 of this Appendix; or (v) require shareholder approval in order for the Appendix to continue to comply with Section 422 of the Code to the extent applicable to Incentive Stock Options or require shareholder approval to the extent necessary and desirable to comply with applicable law, regulations or under the rules of

6

any exchange or system on which the Company’s securities are listed or traded at the request of the Company.
          8.2 The Administrator may, to the extent permitted by the Plan and this Appendix, amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to the Plan or as otherwise specifically provided herein, no such amendment or other action by the Administrator shall materially impair the previously accrued rights of any holder of such Award without the holder’s consent.
          8.3 Notwithstanding any other provisions of the Plan or this Appendix to the contrary, (a) the Administrator may amend the Plan, this Appendix or any Award without the consent of the holder thereof if the Administrator determines that such amendment is required or advisable for the Company, the Plan, this Appendix or any Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard, and (b) neither the Company nor the Administrator shall take any action pursuant to Section 8 or Section 10 of this Appendix or Section 14.2 of the Plan, or otherwise, that would cause an Award that is otherwise exempt under Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.
     9. Limits on Transfer.
     No Award shall be assigned, transferred or otherwise disposed of by a Participant otherwise than by will or by the laws of descent and distribution, and all Awards shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Administrator may determine, in its sole discretion, at the time of grant or thereafter that an Award (other than an Incentive Stock Option) granted under this Appendix that is otherwise not transferable pursuant to this Section 9 is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Administrator. An Award that is transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan, the Appendix and the applicable Award Agreement. Any Shares acquired upon the exercise of an Award by a permissible transferee of an Award or a permissible transferee pursuant to a transfer after the exercise of, or issuance of Shares under, an Award shall be subject to the terms of the Plan, the Appendix and the applicable Award Agreement.
     10. Deferred Compensation.
     To the extent that the Administrator determines that any Award granted under the Plan and this Appendix is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, this Appendix and the Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued

7

after the Effective Date. Notwithstanding any provision of the Plan or this Appendix to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan or the Appendix and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance. The Administrator may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan, or an Appendix that (in each case) meets the requirements of Code Section 409A.
* * *

8

MELLANOX TECHNOLOGIES, LTD.
GLOBAL SHARE INCENTIVE PLAN(2006)
APPENDIX – U.S. TAXPAYERS
OPTION GRANT NOTICE AND OPTION AGREEMENT
     Mellanox Technologies, Ltd., a corporation organized under the laws of the State of Israel (the “Company”), pursuant to its Global Share Incentive Plan (2006) and the Appendix thereto setting forth the additional terms applicable to Participants who are U.S. Taxpayers (collectively referred to as the “Plan,” except where the context otherwise requires), hereby grants to the holder listed below (“Participant”), an option to purchase the number of ordinary shares of the Company (“Shares”), set forth below (the “Option”). This Option is subject to all of the terms and conditions set forth herein and in the Option Agreement attached hereto as Exhibit A (the “Option Agreement”), and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Option Agreement.

Participant:

Grant Date:

Vesting Commencement Date:

Total Exercise Price:	$

Total Number of Shares Subject to the Option:		Shares

Expiration Date:

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

Vesting Schedule:	The Option shall vest with respect to twenty-five percent (25%) of the total number of Shares subject to the Option on the first anniversary of the Vesting Commencement Date, and with respect to an additional 1/48th of the total number of Shares subject to the Option on the corresponding day of each consecutive month measured from the first anniversary of the Vesting Commencement Date (or on the last day of a month, to the extent such month does not have the corresponding day), subject to Participant’s continued status as a Service Provider on each applicable vesting date, such that all Shares subject to the Option shall be fully vested on the fourth anniversary of the Vesting Commencement Date.

     By his or her signature, the Participant agrees to be bound by the terms and conditions of the Plan, the Option Agreement and this Grant Notice. The Participant has reviewed the Option Agreement, the Plan, and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Option Agreement, and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, or relating to the Option.

MELLANOX TECHNOLOGIES, LTD.	PARTICIPANT

By:	By:

Print Name:	Print Name:

Title:

Address:	Address:

EXHIBIT A
TO OPTION GRANT NOTICE
OPTION AGREEMENT
     Pursuant to the Option Grant Notice (the “Grant Notice”) to which this Option Agreement (this “Agreement”) is attached, Mellanox Technologies, Ltd., a corporation organized under the laws of the State of Israel (the “Company”), has granted to the Participant an option under the Company’s Global Share Incentive Plan (2006) and the Appendix thereto setting forth the additional terms applicable to Participants who are U.S. Taxpayers (collectively referred to herein as the “Plan,” unless context otherwise requires) to purchase the number of Shares indicated in the Grant Notice.
ARTICLE I.
GENERAL
     1.1 Defined Terms. Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.
          (a) “Termination of Consultancy” shall mean the time when the engagement of the Participant as a Consultant to the Company or an affiliate thereof is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding: (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any affiliate thereof, and (b) terminations where there is a simultaneous re-establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any affiliate thereof. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any affiliate thereof has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.
          (b) “Termination of Directorship” shall mean the time when the Participant, if he or she is or becomes a Non-Employee Director, ceases to be a member of the Board of Directors for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board of Directors, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.
          (c) “Termination of Employment” shall mean the time when the employee-employer relationship between the Participant and the Company or any affiliate thereof is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any affiliate thereof, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any affiliate thereof. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, if this Option is an Incentive Stock Option, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.
          (d) “Termination of Services” shall mean the Participant’s Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
     1.2 Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.
ARTICLE II.
GRANT OF OPTION
     2.1 Grant of Option. In consideration of the Participant’s past and/or continued employment with or service to the Company or an affiliate thereof and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to the Participant the Option to purchase any part or all of an aggregate of the number of Shares set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.
     2.2 Exercise Price. The exercise price of the Shares subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per Share of the Shares subject to the Option shall not be less than 100% of the Fair Market Value of a Share on the Grant Date. Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and the Participant owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the price per Share of the Shares subject to the Option shall not be less than 110% of the Fair Market Value of a Share on the Grant Date.
     2.3 Consideration to the Company. In consideration of the grant of the Option by the Company, the Participant agrees to render faithful and efficient services to the Company or any affiliate thereof. Nothing in the Plan or this Agreement shall confer upon the Participant any right to continue in the employ or service of the Company or any affiliate thereof or shall interfere with or restrict in any way the rights of the Company and its affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or an affiliate thereof and the Participant.
ARTICLE III.
PERIOD OF EXERCISABILITY
     3.1 Commencement of Exercisability.
          (a) Subject to Sections 3.2, 3.3, 5.8 and 5.10 hereof, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

          (b) No portion of the Option which has not become vested and exercisable at the date of the Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy shall thereafter become vested and exercisable, except as may be otherwise provided by the Administrator or as set forth in a written agreement between the Company and the Participant.
          (c) Notwithstanding Sections 3.1(a) and 3.1(b) hereof, pursuant to Section 11.2 of the Plan, the Option shall become fully vested and exercisable in the event of a Change in Control, in connection with which the successor corporation does not assume the Option or substitute an equivalent right for the Option. Should the successor corporation assume the Option or substitute an equivalent right, then no such acceleration shall apply.
     3.2 Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3 hereof.
     3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:
          (a) The expiration of ten years from the Grant Date;
          (b) If this Option is designated as an Incentive Stock Option and the Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;
          (c) The expiration of three months from the date of the Participant’s Termination of Services, unless such termination occurs by reason of the Participant’s death or Disability; or
          (d) The expiration of one year from the date of the Participant’s Termination of Services by reason of the Participant’s death or Disability.
     The Participant acknowledges that an Incentive Stock Option exercised more that three months after the Participant’s Termination of Employment, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.
     3.4 Special Tax Consequences. The Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options, including the Option, are exercisable for the first time by the Participant in any calendar year exceeds $100,000, the Option and such other options shall be Non-Qualified Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code. The Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

ARTICLE IV.
EXERCISE OF OPTION
     4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c) hereof, during the lifetime of the Participant, only the Participant may exercise the Option or any portion thereof. After the death of the Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3 hereof, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased the Participant’s will or under the then applicable laws of descent and distribution.
     4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3 hereof.
     4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3 hereof:
          (a) An Exercise Notice in a form specified by the Administrator, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator;
          (b) The receipt by the Company of full payment for the Shares with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4 hereof;
          (c) Any other written representations as may be required in the Administrator’s reasonable discretion to evidence compliance with the Securities Act or any other applicable law rule, or regulation; and
          (d) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 hereof by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option.
Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.
     4.4 Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Participant:
          (a) Cash;
          (b) Check;
          (c) With the consent of the Administrator, delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale;
          (d) With the consent of the Administrator, surrender of other Shares which (A) in the case of Shares acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares with respect to which the Option or portion thereof is being exercised;
          (e) With the consent of the Administrator, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Shares with respect to which the Option or portion thereof is being exercised; or
          (f) With the consent of the Administrator, property of any kind which constitutes good and valuable consideration.
     4.5 Conditions to Issuance of Share Certificates. The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:
          (a) The admission of such Shares to listing on all stock exchanges on which such Shares are then listed;
          (b) The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the U.S. Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;
          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;
          (d) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4 hereof; and
          (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.
     4.6 Rights as Shareholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any Shares purchasable upon the exercise of any part of the Option unless and until such Shares shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12.1 of the Plan.

ARTICLE V.
OTHER PROVISIONS
     5.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Committee or the Board of Directors shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option.
     5.2 Option Not Transferable.
          (a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares of Stock underlying the Option have been issued, and all restrictions applicable to such Shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.
          (b) Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is not intended to qualify as an Incentive Stock Option, the Participant may transfer the Option (or any portion thereof) to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) any portion of the Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any portion of the Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the Participant (other than the ability to further transfer the Option); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 5.2(b), “Permitted Transferee” shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Options.
          (c) Unless transferred to a Permitted Transferee in accordance with Section 5.2(b), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. Subject to such conditions and procedures as the Administrator may require, a Permitted Transferee may exercise the Option or any portion thereof during Participant’s lifetime. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3 hereof, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
     5.3 Adjustments. The Participant acknowledges that the Option is subject to modification and termination in certain events as provided in this Agreement and Section 12 of the Plan.
     5.4 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 hereof by written notice under this Section 5.4. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.
     5.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
     5.6 Governing Law. The laws of the State of Israel shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.
     5.7 Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the U.S. Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, and the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
     5.8 Amendments, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall reduce the rights of a Participant with respect to the Option without the prior written consent of the Participant.
     5.9 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 5.2 hereof, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.
     5.10 Notification of Disposition. If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such Shares or (b) within one year after the transfer of such Shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.
     5.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
     5.12 Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any of its affiliates.
     5.13 Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.
     5.14 Section 409A. Notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, the Plan, this Agreement and the Grant Notice shall be interpreted in accordance with, and incorporate the terms and conditions required by, Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). The Administrator may, in its discretion, adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate to comply with the requirements of Section 409A.

MELLANOX TECHNOLOGIES, LTD.
Non-Employee Director Option Grant Policy
Adopted by the Board of Directors: October 27, 2006
Approved by the shareholders of Mellanox Technologies, Ltd.: [●], 2006
     1. General. This Non-Employee Director Option Grant Policy (the “Policy”) has been adopted by the Board of Directors of Mellanox Technologies, Ltd., a company organized under the laws of Israel (the “Company”) and approved by the shareholders of the Company pursuant to the authority of the Mellanox Technologies, Ltd. Global Share Incentive Plan (2006) (the “Plan”). Capitalized but undefined terms used herein shall have the meanings ascribed to them in the Plan This Policy provides for the grant of automatic, non-discretionary Options to Non-Employee Directors, and specifies the number of Shares subject to such Options and the conditions on which such Options shall be granted, become exercisable and/or payable, and expire, and such other terms and conditions as are set forth in this Policy.
     2. Automatic Option Grants.
          (a) Initial Director Options. During the term of the Plan, a person who first becomes a Non-Employee Director automatically shall be granted an Option to purchase 100,000 Shares (an “Initial Director Option”).
          (b) Annual Director Options. During the term of the Plan, commencing on the date of the Company’s annual meeting of shareholders held in 2007, each Non-Employee Director automatically shall be granted an Option to purchase 20,000 Shares (an “Annual Director Option”), effective as of the date immediately following each annual meeting of shareholders, provided the Non-Employee Director continues his status as a Non-Employee Director as of such date.
          For the avoidance of doubt, a Non-Employee Director elected for the first time to the Board of Directors at an annual meeting of shareholders shall only be granted an Initial Director Option in connection with such election, and shall not be granted an Annual Director Option on the date following such meeting as well. Members of the Board of Directors who are employees of the Company, any subsidiary thereof or any other affiliate of the Company who subsequently retire from employment with the Company or the applicable employer subsidiary or affiliate and remain on the Board of Directors shall not be granted an Initial Director Option but to the extent they are otherwise eligible, shall be granted, at each annual meeting of shareholders after the Non-Employee Director’s retirement from employment with the Company or the applicable employer subsidiary or affiliate of the Company.
     3. Terms and Conditions. Except as otherwise provided in this Policy, the Options granted to Non-Employee Directors pursuant to this Policy shall be subject to the terms and conditions applicable generally to Options granted under the Plan and to any additional restrictions set forth in an applicable Appendix.

          (a) Options granted pursuant to this Policy to Non-Employee Directors who are subject to U.S. federal income tax shall be Non-Qualified Stock Options (as this term is defined in the Appendix for U.S. Taxpayers) and to Non-Employee Directors who are subject to taxation in Israel shall be Options that qualify in accordance with Section 102 of the Israeli Tax Ordinance, 1961.
          (b) The exercise price per Share subject to each Option granted to a Non-Employee Director pursuant to this Policy shall be equal to at least 100% of the fair market value of a Share on the date of grant of the Option.
          (c) Options granted pursuant to this Policy shall become vested and exercisable in substantially equal monthly installments over the three-year period commencing on the date of grant.
          (d) The term of each Option granted to a Non-Employee Director granted pursuant to this Policy shall be 10 years from the date of grant of the Option.
          (e) The vesting of any Options granted under this Policy shall cease effective as of the date a Non-Employee Director ceases to be a member of the Board of Directors for any reason.
          (f) Upon a Non-Employee Director’s cessation of service on the Board of Directors for any reason other than for cause or the Non-Employee Director’s death or disability, an Option granted pursuant to this Policy shall remain exercisable for three months following the date of cessation of service, and upon a Non-Employee Director’s cessation of service on the Board of Directors as a result of the Non-Employee’s death or disability, an Option granted pursuant to this Policy shall remain exercisable for 12 months following cessation of service; provided, however, anything to the contrary notwithstanding in the Plan or in this Policy, no Option shall be exercisable after the expiration of the term of the Option.
          (g) Options granted pursuant to this Policy shall automatically vest in full and become exercisable immediately prior to a Change in Control.
          (h) Notwithstanding anything to the contrary herein, all Option grants to “external directors” as defined under the Companies Law, 1999, shall be subject to applicable laws, rules and regulations applying to compensation of “external directors” in effect from time to time.
     4. Capitalization Adjustments. The number of Shares subject to the Options granted pursuant to this Policy shall be subject to the adjustment provisions of Section 11 of the Plan.
     5. Incorporation of the Plan. All applicable terms of the Plan apply to this Policy as if fully set forth herein except to the extent such other provisions are inconsistent with this Policy, and all grants of Option hereunder are subject in all respect to the terms of the Plan.
     6. Written Grant Agreement; Authority. The grant of any Option under this Policy shall be made solely by and subject to the terms set forth in a written agreement in a form to be approved by the Administrator and duly executed by the Non-Employee Director and an officer of the Company designated for such purpose by the Administrator from time to time. The officer(s) so designated by the Administrator shall be authorized to take all actions and execute all documents as necessary or desirable to implement the provisions of this Policy, without further action or authorization from the Administrator.
     7. Policy Subject to Amendment, Modification and Termination. This Policy may be amended, modified or terminated by the Administrator in the future at its sole discretion. No Non-Employee Director shall have any rights hereunder unless and until an Option is actually granted. Without limiting the generality of the foregoing, the Administrator hereby expressly reserves the authority to terminate this Policy during any plan year up and until the election of members of the Board of Directors at a given annual meeting of shareholders.
     8. Effectiveness. This Policy shall become effective on the later of the date the Plan becomes effective and the date the Policy is approved by the shareholders of the Company.
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